o TLCAP SAI

                        SUPPLEMENT DATED DECEMBER 8, 1997
                         TO THE STATEMENT OF ADDITIONAL
                                 INFORMATION OF
                                TEMPLETON CAPITAL
                             ACCUMULATOR FUND, INC.
                              DATED JANUARY 1, 1997

The Statement of Additional Information is amended to replace the second paragraph under "How Do I Buy, Sell and Exchange Shares? - Additional Information on Selling Shares" with the following paragraph:

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.